UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 28, 2010

World Financial Network Credit Card Master Note Trust

(Issuing Entity)

World Financial Network Credit Card Master Trust

(Issuer of Collateral Certificate)

WFN Credit Company, LLC

(Depositor/Registrant)

World Financial Network National Bank

(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and

Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-60418 333-113669	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

220 West Schrock Road, Westerville, Ohio	43081
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 30, 2010, WFN Credit Company, LLC filed a Current Report on Form 8-K to report the amendment of certain transaction documents (the “Original Report”). The Original Report is amended and restated in its entirety by this Form 8-K/A to correct a typographical error in Exhibit 4.1 to the Original Report with respect to the name of the Indenture Trustee (as defined below).

Item 1.01.	Entry into a Material Definitive Agreement

On June 28, 2010, World Financial Network Credit Card Master Note Trust (the “Trust”) and The Bank of New York Mellon Trust Company, N.A (the “Indenture Trustee”) entered into Supplemental Indenture No. 4 to Master Indenture, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Master Indenture, dated as of August 1, 2001, between the Trust and the Indenture Trustee.

On June 28, 2010, World Financial Network National Bank (the “Bank”), WFN Credit Company, LLC (the “Transferor”) and the Indenture Trustee entered into the Seventh Amendment to Second Amended and Restated Pooling and Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which the Bank, the Transferor and the Indenture Trustee amended certain provisions of the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, among the Bank, the Transferor and the Indenture Trustee.

On June 28, 2010, the Bank and the Transferor entered into the First Amendment to Receivables Purchase Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Bank and the Transferor amended certain provisions of the Receivables Purchase Agreement, dated as of August 1, 2001, between the Bank and the Transferor.

On June 28, 2010, the Bank, the Transferor and the Trust entered into the Seventh Amendment to the Transfer and Servicing Agreement, a copy which is filed with this Form 8-K as Exhibit 4.4, pursuant to which the Bank, the Transferor and the Trust amended certain provisions of the Transfer and Servicing Agreement, dated as of August 1, 2001, among the Bank, the Transferor and the Trust.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Supplemental Indenture No. 4 to Master Indenture, dated as of June 28, 2010

Exhibit 4.2	Seventh Amendment to Second Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2010

Exhibit 4.3	First Amendment to Receivables Purchase Agreement, dated as of June 28, 2010

Exhibit 4.4	Seventh Amendment to Transfer and Servicing Agreement, dated as of June 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:	/s/ Daniel T. Groomes
Name: Daniel T. Groomes
Title: President

Dated: July 6, 2010